Exhibit 99.2

EV Energy Partners, L.P. Management Presentation November 2017

Forward - Looking Statements Statements made in this presentation that are not historical facts are “forward - looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements include information future plans, our reserve quantities and the present value of our reserves, estimates of maintenance capital and other statements which include words such as “anticipates,” “plans,” “projects,” “expects,” “intends,” “believes,” ”should,” and similar expressions of forward - looking information. Forward - looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of EV Energy Partners, L.P. These statements are based on certain assumptions made by EV Energy Partners based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Actual results may differ materially from those discussed in this presentation. Such risks and uncertainties include, but are not limited to, changes in commodity prices, changes in reserve estimates, requirements and actions of purchasers of properties (including the Utica Shale and Eagle Ford assets), exploration and development activities, the availability and cost of financing, the returns on our capital investments and acquisition strategies, the availability of sufficient cash flow to pay distributions and execute our business plan and general economic conditions. Additional information on risks and uncertainties that could affect our business prospects and performance are provided in the most recent reports of EV Energy Partners with the Securities and Exchange Commission. You are cautioned not to place undue reliance - on these forward - looking statements, which speak only as of the date of this presentation. All forward - looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Any forward - looking statement speaks only as of November 17, 2017, the date on which such statement was made and EVEP undertakes no obligation to correct or update any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Non - GAAP Measures The Company has presented Adjusted EBITDAX and PV - 10 which are non - GAAP financial measures. The Company believes that this presentation provides useful information to management, analysts and investors regarding certain additional trends relating to the results of operations and financial condition of the Company. These non - GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by GAAP. You should not consider these non - GAAP financial measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP . 3

Table of Contents I. Executive Summary II. Asset Overviews A. Barnett Shale B. Austin Chalk C. Karnes County D. Appalachian Basin & Michigan E. San Juan Basin F. Mid - Continent & Other Operating Areas III. Financial Overview Appendix 4

I. Executive Summary

EVEP Overview ▶ Upstream MLP created in September 2006 ♦ Long - lived, diverse asset base with Q3 YTD daily production of 171 Mmcfe /d ▪ Barnett Shale: 55.4 Mmcfe /d, Appalachia Basin: 37.1 Mmcfe /d, San Juan Basin: 21.8 Mmcfe /d ▶ Experienced General Partner (GP) Ownership ♦ EnerVest & Management (76.25%) ▪ EnerVest established in 1992 ♦ EnCap (23.75%) ▪ EnCap established in 1988 ▶ 49.1 million outstanding units ♦ EVEP / EnerVest management and Board own over 10% 6

Management Team 7 John Walker Executive Chairman ▪ Served as Executive Chairman since January 2012 and has been a director since 2006 ▪ Prior to serving as Executive Chairman, served as Chairman and Chief Executive Officer since 2006 ▪ Mr. Walker also serves as the Chief Executive Officer of EnerVest , Ltd. from its inception in 1992, and was the President of EnerVest , Ltd. from its formation in 1992 until 2014 ▪ Prior to that, Mr. Walker was President & COO of Torch Energy Advisors and CEO of Walker Energy Partners ▪ Holds a BBA with Honors from Texas Tech University and an MBA (with distinction) from New York University Michael E. Mercer President & CEO ▪ Served as President and Chief Executive Officer since March 2015 ▪ Prior to that, served as Senior Vice President and Chief Financial Officer since 2006 and as a consultant to EnerVest , Ltd. from 2001 to 2006 ▪ Prior to that, Mr. Mercer was an investment banker for 12 years ▪ Holds a BBA in Petroleum Land Management from the University of Texas at Austin and an MBA from the University of Chicago Booth School of Business Nicholas Bobrowski Vice President & CFO ▪ Served as Vice President and Chief Financial Officer since March 2015 ▪ Prior to that, served as Director of Finance of EV Management and an energy investment banker with Citigroup Global Markets ▪ Prior to that, rose to the rank of Captain in the 25th Infantry Division of the United States Army ▪ Holds a BS in Economics from the United States Military Academy at West Point and an MBA from the Sloan School of Management at MIT Terry Wagstaff VP Acq . & Engineering ▪ Served as Vice President of Acquisitions and Engineering since April 2014 ▪ Prior to that, served as Senior Technical Advisor - Acquisitions and Engineering for the Institutional business of EnerVest , Ltd., since October 2008 ▪ Prior to joining EnerVest worked for El Paso in a variety of engineering roles ▪ Holds a BS in Petroleum Engineering from Texas A&M University and a MBA from Rice University

EnerVest / EVEP Organizational Chart


EnerVest Op Co.
A
EnerVest Institutional Funds
EVEP
B
Fund IX
Fund X
Fund XI
Fund XII
Fund XIII
Fund XIV
Barnett
North Appalachia
Rockies / Permian
Austin Chalk
Mid-Continent
Karnes County
Louisiana
South Appalachia

- (A) EVEP Omnibus Agreement governs EVEP funding of its share of EnerVest G&A
- (B) Joint Operating Agreements govern operations at the asset level

- Corporate team comprised of 62 engineers, 26 geologists, 86 land and 96 accounting and finance
  - 7 of which are EVEP employees

(B)	FUND IX	FUND X	FUND XI	FUND XII	FUND XIII	FUND XIV
Barnett Shale	–	–	✓	✓	✓	–
Appalachia North	–	–	✓	–	–	–
Rockies/Permian	–	–	✓	–	–	–
Austin Chalk	–	✓	✓	–	–	–
Greater MidCon	–	–	–	–	–	–
Karnes County	–	–	–	–	–	✓
Louisiana	–	–	–	–	–	–
South Appalachia	✓	✓	✓	–	–	–

8

Largest operating company in United States • 40,000 wells in 15 states (83% operated) • 11 Tcfe 2P Reserves (71% natural gas) • 6.5 million acres • 1,221 employees • 2 Corporate Offices • 27 District Offices • 5 asset regions Houston ( headquarters ) Legend EnerVest Offices 64% 17% 19% Natural Gas Oil NGLs Production Mix ~1 Bcfe /d (~ 75% Unconventional) Rockies & Permian North Texas & Greater MidCon Eagle Ford & Austin Chalk Appalachia North Appalachia South 9 EnerVest Overview Note: Inclusive of EVEP EnerVest operates over 90% of EVEP’s assets

Building EVEP: 7 Years of Growth Through Acquisition 2006 2013 Sep 2006 • IPO with 51 Bcfe 1 P Reserves 2007 • Acquired 267 Bcfe 1P Reserves in Austin Chalk, Michigan , Monroe Field, Permian, and West Virginia 2008 • Acquired 99 Bcfe 1 P Reserves primarily in the San Juan Basin, Mid - Con , and Charlotte Field 2009 • Acquired 23 Bcfe 1 P Reserves in Appalachia and the Austin Chalk 2010 • Acquired 476 Bcfe 1 P Reserves in Barnett Shale, Appalachia, and the Mid - Con 2011 • Acquired 422 Bcfe 1 P Reserves in Barnett Shale 2012 • Initial Investment into Utica midstream p artnerships 2013 • Acquired 62 Bcfe 1 P Reserves in Barnett Shale • Partial monetization of Utica acreage ($46MM) • Continued buildout of Utica midstream partnerships 62 329 359 366 817 1,144 905 1,192 2006 2007 2008 2009 2010 2011 2012 2013 YE SEC Reserves (Bcfe) 10 Note: Proved reserves based on estimated proved reserves at the time of acquisition announcement

Note: Proved reserves based on estimated proved reserves at the time of acquisition announcement Actions Taken To Address Decline in Commodity Prices 2014 Q3 2017 2014 • Continued buildout of Utica midstream partnerships • Monetized Utica gathering partnership interest ($161MM, >2.3x invested capital) • Partial monetization of Eagle Ford formation rights ($34MM) 2015 • Reduced distribution by 35% • Monetized Utica processing and fractionation partnership interest ($575MM, 2x invested capital) • Acquired 302 Bcfe 1P Reserves in San Juan Basin, Austin Chalk, Appalachia and Michigan • Repurchased $74MM of senior notes for $50MM (68% of par) 2016 • Suspended distribution • Eased bank covenants until 2018 • Repurchased $83MM of senior notes for $35MM (42% of par) Q1 2017 • Completed asset swap by divesting 95 Bcfe of low margin Barnett Shale natural gas 1P reserves and acquiring 6.4 Mmboe of high margin Karnes County Eagle Ford and Austin Chalk 1P Reserves Current Status • Elevated leverage • Maturity of Senior Notes in 2019 • Borrowing base re - determined to $325MM 11

EVEP Today: Long - lived , Diverse Asset Base Total Proved Reserves: 1.2 T cfe 1 Percent Developed: 76% Percent Natural Gas: 65% Reserve - Life Index: 18.6 years 2 Austin Chalk Proved Reserves: 63 Bcfe Q3 YTD Production: 14.0 Mmcfe /d Michigan Proved Reserves: 91 Bcfe Q3 YTD Production: 14.1 Mmcfe /d Mid - Continent Proved Reserves: 41 Bcfe Q3 YTD Production: 14.1 Mmcfe /d San Juan Basin Proved Reserves: 195 Bcfe Q3 YTD Production: 21.8 Mmcfe /d Permian Basin Proved Reserves: 25 Bcfe Q3 YTD Production: 3.9 Mmcfe /d Monroe Field Proved Reserves: 32 Bcfe Q3 YTD Production: 4.5 Mmcfe /d Appalachian Basin Proved Reserves: 207 Bcfe Q3 YTD Production: 37.1 Mmcfe /d Barnett Shale Proved Reserves: 471 Bcfe Q3 YTD Production: 55.4 Mmcfe /d (1) Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017. (2) Based on Q3 YTD production of 170.7 M mcfe /d. (3) Since acquisition on January 31, 2017. Karnes County Acquisition Est. Proved Reserves: 34 Bcfe Q3 YTD Production 3 : 5.8 Mmcfe /d 12

Mid - Year EVEP Reserve Summary ▶ 1P based on finalized mid - year 2017 reserves 13 Proved Reserves by ResCat 1P Reserves by Area Proved Reserves by Hydrocarbon Reserves Summary (1) Oil 12% Gas 65% NGL 23% Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017. Other includes Monr oe, Mid - Con, and Permian assets. Please refer to slide 3 for a statement on non - GAAP measures. (1) Reserves summary assumes uneconomic wells do not produce (“Loss No in ARIES”) ($ in millions) PDP 51% PDNP 2% PUD 17% PROB 8% POSS 22% Barnett 41% Austin Chalk 5% Karnes County 3% Appalachia 18% San Juan 17% Michigan 8% Other 8% 1P Reserves PV-10 Oil (MMBBL) Gas (BCF) NGL (MMBBL) Total (BCFE) % Gas PDP PDNP PUD 1P 3P Barnett 1 311 26 471 66% $207 $6 $16 $228 $239 Austin Chalk 3 26 3 63 42% 59 0 8 67 70 Karnes County 4 6 1 34 19% 15 6 50 71 109 Appalachia 11 132 1 207 63% 152 2 8 162 201 San Juan 2 126 10 195 65% 92 6 3 102 102 Michigan 0 88 0 91 97% 48 0 - 48 48 Other 2 68 3 97 70% 60 3 1 64 65 Total 22 757 45 1,159 65% $632 $23 $87 $742 $833

$207 $247 $228 $284 $239 $303 $239 $303 $15 $19 $71 $105 $85 $126 $109 $163 $59 $79 $67 $99 $69 $102 $70 $104 $152 $216 $162 $280 $165 $292 $201 $404 $92 $114 $102 $130 $102 $130 $102 $130 $48 $62 $48 $63 $48 $63 $48 $63 $60 $86 $64 $92 $65 $94 $65 $97 $632 $823 $742 $1,053 $773 $1,110 $833 $1,264 NYMEX Strip $65 WTI / $3.50 Henry Hub NYMEX Strip $65 WTI / $3.50 Henry Hub NYMEX Strip $65 WTI / $3.50 Henry Hub NYMEX Strip $65 WTI / $3.50 Henry Hub PDP Total 1P Total 2P Total 3P Barnett Karnes County Austin Chalk Appalachia San Juan Michigan Other Mid - Year EVEP Reserve Summary (Cont’d) 14 ($ in millions) EVEP PV - 10 as of June 30, 2017 Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017.

10/31/2017 NYMEX Strip Pricing 15 MY2017 FINAL Reserve Price Data NYMEX Forward Strip Pricing as of 10/31/2017 Institutional Pricing: IC10 Year Oil, $/bbl Gas, $/mmbtu 2017 54.38 2.90 2018 54.08 2.95 2019 51.79 2.90 2020 50.56 2.87 2021 50.09 2.88 2022 50.18 2.90 2023 50.79 2.96 2024 51.33 3.03 2025 51.93 3.11 2026 51.93 3.19 2027 51.93 3.27 2028 51.93 3.35 Thereafter 51.930 3.45

Area PDNP PUD PROB POSS Total Barnett Shale 19 184 179 - 382 Austin Chalk 2 89 21 13 125 Karnes County 18 160 39 124 341 Appalachia 2 54 79 74 987 1,194 Other 50 51 25 25 151 Total 143 563 338 1149 2193 Overview of Undeveloped Inventory as of 6/30/17 (NYMEX Strip) 16 Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017 . (1) At a 10% discount rate (2) Includes Michigan EVEP Drilling Schedule ▶ More than 700 1P and 1000 2P gross upside locations economic at strip 1 ♦ 178 1P locations associated with the Karnes County acquisition 32 13 29 17 17 6 9 2 2 33 93 130 60 59 56 45 25 30 11 8 28 24 27 34 71 81 15 32 9 2 20 13 48 58 30 210 251 180 151 50 75 154 196 152 168 163 345 293 244 171 50 50 100 150 200 250 300 350 PDNP PUD PROB POSS

Current Undeveloped Inventory as of 6/30/17 17 ▶ More than 700 1P and 1000 2P gross upside locations economic at strip 1 ♦ 178 1P locations associated with the Karnes County acquisition ($ in thousands) NYMEX Strip PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR 23 $247 336 $26,292 191 $8,725 1,011 $35,603 20% - 30% IRR 25 1,821 38 4,318 28 4,156 36 1,683 30% - 40% IRR 7 2,087 19 2,612 3 1,172 13 510 40%+ IRR 88 19,302 170 53,437 116 16,347 89 22,826 Total 143 $23,458 563 $86,659 338 $30,399 1,149 $60,621 $65 WTI / $3.50 Henry Hub PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR 27 $431 331 $21,505 240 $8,969 246 $6,641 20% - 30% IRR 18 464 233 72,770 50 8,292 127 5,508 30% - 40% IRR 13 2,003 45 13,999 66 12,106 540 71,543 40%+ IRR 101 28,905 230 89,436 140 27,920 469 70,219 Total 159 $31,804 839 $197,712 496 $57,287 1,382 $153,911 Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017 . (1) At a 10% discount rate

Note: Strip pricing as of October 31, 2017. Forecasts based on mid - year reserve report with 3 year Loss OK. Summary Reserve Report Based Forecast Production by ResCat ( M mcfe /d ) Production by Basin ( M mcfe /d ) Capex by Basin ($MM) EBITDA ($MM) 18 159 151 139 126 114 107 7 4 5 6 7 6 5 15 34 39 41 45 1 4 6 9 11 19 4 5 8 12 12 173 178 190 187 185 188 FY Q4'17E FY2018E FY2019E FY2020E FY2021E FY2022E PDP PDNP PUD PROB POSS 8 % Annualized PDP Decline (’18 – ’22) $83 $119 $140 $142 $142 $142 FY2017E FY2018E FY2019E FY2020E FY2021E FY2022E $4 $30 $33 $23 $29 $29 $4 $10 $10 $6 $5 $8 $7 $11 $14 $12 $25 $42 $2 $16 $18 $16 $13 $4 $2 $1 $11 $9 $11 $10 $19 $69 $87 $66 $82 $93 FY Q4'17E FY2018E FY2019E FY2020E FY2021E FY2022E Appalachia Austin Chalk Barnett Karnes County Other 48 53 57 55 52 52 14 14 16 15 13 14 60 59 57 56 61 68 10 13 19 21 20 16 41 40 41 40 39 38 173 178 190 187 185 188 FY Q4'17E FY2018E FY2019E FY2020E FY2021E FY2022E Appalachia Austin Chalk Barnett Karnes County Other

II. Asset Overviews

A. Barnett Shale

Land Summary Gross Acres EVEP Net Acres Upside Locations 1 160,732 41,557 382 (1) Upside locations include PDNP, PUD and PROB Barnett Shale 21 ▶ M id - year 2017 1P reserves : 471 Bcfe ♦ 66% natural gas, 33% NGL, 1% crude oil ♦ NYMEX PV - 10 of $228MM (90.4% PDP) ▶ Q3 YTD production : 55.4 Mmcfe /d ▶ EVEP plans to spend $14 – 16MM in 2017 ♦ 1 rig began in April ♦ 11 well program plus 1 DUC ▶ ~28% working interest and ~21 % net revenue interest in wells ▶ Top 3 non - op operators: Bluestone, Devon, EOG EVEP WI Acreage Dry Gas Wet Gas Oil

Barnett Shale Highlights WI (PDP Avg): ~28% %PDP / %PD (based on reserves) : 55% / 57% Operated 1 : 99% (PDP PV10) Total Acreage: 160,732 gross / 41,557 net acres Reservoirs: Barnett Shale Reservoir Depths: 6,500’ - 8,500’ Gross Wells (as of 6/30/17): 1,083 PDP, 19 PDNP, 184 PUD, 179 PROB Proved Reserves (net to EVEP) : 471.3 Bcfe 1% Crude / 66% Gas / 33% NGL 2P Reserves (net to EVEP) : 564.1 Bcfe 1% Crude / 66% Gas / 33% NGL Q3 YTD Production (net to EVEP) : 55.4 Mmcfe /d 2017E CAPEX (net to EVEP) : $14 - $16 million forecast 22 (1) EVOC acts as operator.

23 Overview of Barnett Shale Undeveloped Inventory as of 6/30/17 Barnett Shale Upside Schedule Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017. 6 1 4 4 4 6 2 12 12 25 35 21 16 24 10 3 10 4 5 9 27 71 9 26 8 15 13 20 21 38 62 92 25 50 18 0 25 50 75 100 PDNP PUD PROB POSS

NYMEX Strip PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR - $- 170 $12,418 114 $5,966 - $- 20% - 30% IRR 3 309 11 2,327 14 3,298 - - 30% - 40% IRR 5 1,532 3 1,390 3 1,172 - - 40%+ IRR 11 3,928 - - 48 56 - - Total 19 $5,769 184 $16,135 179 $10,491 - $- $65 WTI / $3.50 Henry Hub PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR - $- 197 $10,549 131 $7,761 - $- 20% - 30% IRR - - 70 15,931 29 6,093 - - 30% - 40% IRR 1 139 3 1,055 11 3,514 - - 40%+ IRR 19 7,602 3 1,802 52 1,918 - - Total 20 $7,742 273 $29,337 223 $19,287 - $- Current Undeveloped Inventory as of 6/30/17 (Barnett Shale) 24 ($ in thousands)

B. Austin Chalk

Austin Chalk 26 ▶ Mid - year 2017 1P reserves: 63 Bcfe ♦ 42% natural gas, 29% NGLs, 29% crude oil ♦ NYMEX PV - 10 of $67MM (88.0% PDP) ▶ Q3 YTD Production: 14.0 Mmcfe /d ▶ Plans to spend $4 – 8 MM ♦ 1 rig began in June ♦ 4 to 5 well program ♦ ~17% working interest and ~13% net revenue interest in wells ♦ Recently acquired 10,000 gross (4,000 net) acres prospective for both Austin Chalk and Eagle Ford formations in Washington and Fayette counties 2 ▶ Eagle Ford upside in Lee, Fayette, Washington, and Austin counties ▶ Does not have Eagle Ford upside in Grimes, Burleson and Brazos counties ▶ Top 3 non - op operators: US Operating, WCS O&G, Geosouthern Energy EVEP Working Interest Acreage EVEP Wells (1) Upside locations include PDNP, PUD and PROB. (2) Acquired a 40% working interest on August 1, 2017 for $2.8MM; not included in mid - year reserves. Land Summary Gross Acres EVEP Net Acres Upside Locations 1 862,372 145,627 132

Austin Chalk Highlights WI (PDP Avg): ~17% %PDP / %PD (based on reserves) : 59% / 59% Operated 1 : 96% (PDP PV10) Total Acreage: 862,372 gross / 145,627 net acres Reservoirs: Austin Chalk, Eagle Ford (Lee, Fayette, Washington Counties) Reservoir Depths: 7,000’ – 13,000’ Gross Wells (as of 6/30/17): 1,140 PDP, 2 PDNP, 89 PUD, 21 PROB, 13 POSS Proved Reserves (net to EVEP) : 62.6 Bcfe 29% Crude / 42% Gas / 29% NGL 2P Reserves (net to EVEP) : 67.7 Bcfe 28% Crude / 43% Gas / 29% NGL Q3 YTD Production (net to EVEP) : 14.0 Mmcfe /d 2017E CAPEX (net to EVEP) : $4 - $8 million forecast 27 (1) EVOC acts as operator.

Recent Austin Chalk Well Results ▶ Impressive initial results from recent Austin Chalk well (Neva #2) in Washington County ♦ Started flowback Sep 20th with 24 - hour initial production (IP) tested at 2,529 boe /d (45% NGLs, 29% oil and 26% gas ) ♦ Due to pipeline constraints, well was choked back, but 30 - day IP was 1,556 boe /d (27% NGLs, 19% oil and 54% gas) ♦ EVEP has a 15% WI ▶ Used enhanced completion designs with a cemented liner ♦ 4,700’ lateral with 26 stages, 180’ spacing and 2,800 lb / ft proppant loading ♦ $ 8.05mm D&C costs ♦ First well drilled in this area since 2015 ▶ Completion communication stimulated older vintage well directly above to 2 mmcf /d and 200 bbl /d (3.2 mmcfe /d) of production ▶ Additional well starting flowback with two more expected Q1’18 28 Producing Nov ‘17 1Q18 Northwest Washington County, TX Neva Flowback

29 Overview of Austin Chalk Undeveloped Inventory as of 6/30/17 Austin Chalk Well Schedule Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017. Does not include August 1, 2017 acquisition. 2 5 8 12 14 9 9 16 9 6 1 1 1 7 4 2 2 4 3 9 1 5 11 13 14 19 22 18 12 10 1 0 10 20 30 40 PDNP PUD PROB POSS

NYMEX Strip PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR - $- 52 $2,153 11 $387 6 $214 20% - 30% IRR 1 43 18 1,414 3 183 3 123 30% - 40% IRR - - 3 352 - - 2 70 40%+ IRR 1 300 16 3,815 7 1,252 2 151 Total 2 $344 89 $7,734 21 $1,821 13 $559 $65 WTI / $3.50 Henry Hub PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR 1 $1 20 $1,640 9 $231 2 $45 20% - 30% IRR - - 41 6,111 6 958 5 440 30% - 40% IRR - - 9 1,996 2 156 1 141 40%+ IRR 2 652 38 9,100 11 2,232 7 537 Total 3 $654 108 $18,847 28 $3,577 15 $1,162 Current Undeveloped Inventory as of 6/30/17 (Austin Chalk) 30 ($ in thousands) Note: Does not include August 1, 2017 acquisition.

C. Karnes County

Karnes County Acquisition Prospective for both the Eagle Ford and Austin Chalk 32 ▶ Closed January 31, 2017 ▶ ~5% working interest and 4% NRI in 9,151 gross (529 net) acres ♦ EnerVest owns 87% WI and acts as operator ▶ Mid - year 1P 2017 r eserves : 34 Bcfe ♦ 66% crude oil, 19% natural gas, 15% NGLs ♦ NYMEX PV - 10 of $71MM (20.9% PDP) ▶ Q3 YTD production 1 : 5.8 Mmcfe /d ▶ Over 170 economic, scalable, repeatable proved and probable drilling locations at recent strip prices ▶ Significant Austin Chalk upside ▶ Plans to spend $ 9 – 14MM to drill and complete 35+ wells ♦ 2 rigs currently running EVEP Working Interest Acreage Karnes Wilson (1) Since acquisition on January 31, 2017.

WI (PDP Avg): ~5% %PDP / %PD (based on reserves): 9% / 13% Operated 1 : 95% (PDP PV10) Total Acreage: 9,151 gross / 529 net acres (72% HBP) Reservoirs: Lower Eagle Ford, Upper Eagle Ford, Austin Chalk Reservoir Depths: 9,500’ - 11,000’ Gross Wells (as of 6/30/17): 57 PDP, 18 PDNP, 160 PUD, 39 PROB, 124 POSS Proved Reserves (net to EVEP) : 5.7 MMboe or 34.1 Bcfe 66% Crude / 19% Gas / 15% NGL 2P Reserves (net to EVEP) : 7.0 MMboe or 42.3 Bcfe 64% Crude / 20% Gas / 16% NGL Q3 YTD Production (net to EVEP) : 5.8 Mmcfe /d 2017E CAPEX (net to EVEP) : $9 - $14 million forecast Karnes County Highlights 33 (1) EVOC acts as operator.

34 ▶ Yanta pad in Karnes County began flowback Sep 11 th with initial production of 4.4 mbbl /d of oil and 7.2 mmcf /d of natural gas (5.6 mboe /d) ♦ 2 well pad targeting the Austin Chalk ♦ EVEP has a 5.8% WI ▶ Brought on an additional 10 wells on 3 pads in Sep ♦ Spot production tested as high as 18.9 mbbl /d of oil and 18.9 mmcf /d of natural gas and (22.1 mboe /d) ♦ Targeted both the lower Eagle Ford (6 wells) and Austin Chalk (4 wells) formations ♦ EVEP has a 3 – 5.8% WI ▶ Expect to begin flow back on 13 additional Karnes County wells before year end ♦ Will target both the lower Eagle Ford (7 wells) and Austin Chalk (6 wells) ♦ EVEP has a 5.8% WI Karnes County Assets Recent Chalk & Eagle Ford Results

18 22 52 63 15 4 4 3 6 11 12 7 1 11 2 43 47 20 44 69 76 70 58 24 0 0 0 0 0 10 20 30 40 50 60 70 80 PDNP PUD PROB POSS 35 Overview of Karnes County Undeveloped Inventory as of 6/30/17 Karnes County Well Schedule Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017.

NYMEX Strip PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR - $- 2 $9 2 $19 22 $120 20% - 30% IRR - - 8 327 - - 17 756 30% - 40% IRR - - 10 564 - - 8 235 40%+ IRR 18 6,459 140 49,019 37 14,069 77 22,586 Total 18 $6,459 160 $49,919 39 $14,087 124 $23,697 $65 WTI / $3.50 Henry Hub PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR - $- - $- - $- - $- 20% - 30% IRR - - 36 686 - - 24 429 30% - 40% IRR - - - - - - 2 67 40%+ IRR 18 8,755 168 76,263 39 20,661 140 37,342 Total 18 $8,755 204 $76,950 39 $20,661 166 $37,837 Current Undeveloped Inventory as of 6/30/17 (Karnes County) 36 ($ in thousands)

D. Appalachian Basin & Michigan

Appalachian Basin & Michigan

EVEP

Appalachian Basin

- Mid-year 2017 1P reserves: 207 Bcfe
  - 63% natural gas, 33% crude oil, 4% NGLs
  - NYMEX PV-10 of $162MM (93.8% PDP)
- Q3 YTD production: 37.1 Mmcfe/d
- ~76% working interest and ~67% net revenue interest in wells
- Clinton horizontal drilling upside – currently drilling first well using enhanced completion design
- Utica acreage upside
- Top 3 non-op operators: Kastle Resources, Atlas Noble, Bass Energy

Michigan

- Mid-year 2017 1P reserves: 91 Bcfe
  - 97% natural gas and 3% NGLs/crude
  - NYMEX PV-10 of $48MM (99.3% PDP)
- Q3 YTD production: 14.1 Mmcfe/d
- ~68% working interest and ~55% net revenue interest in wells
- Top 3 non-op operators: Terra Energy, Riverside, Quicksilver Resources


Michigan
New York
Pennsylvania
Ohio
Maryland
West Virginia
Virginia
EVEP Working Interest Acreage
EVEP

38

EVEP Utica Acreage Position Non - o perated Acreage Operated Acreage OH WV PA EVEP Ut ica Net Acreage Formation Acreage % of Total Dry Gas 10,902 10% Wet Gas 17,678 17% Volatile Oil 77,658 73% Total 106,238 100% OIL VOLATILE WET DRY 39 ▶ Over 106,000 net working interest acres ♦ Acreage primarily HBP with EVEP controlling the surface production ♦ Over 500 wells drilled in and around our position – mostly in wet gas window ♦ Top 3 non - op operators : Chesapeake, Hilcorp , Eclipse Resources ▶ Overriding royalty interests on 880,000 gross acres ♦ Approximately 2% average ORRI

Clinton Horizontal Opportunity ▶ The East Canton Oil Field (ECOF) was discovered in 1947 and has 3,150 active conventional wells ♦ Estimated to have substantial remaining oil reserves in place ♦ Very little unconventional drilling – last well was 2015 ▶ EVEP owns 115,000 operated acres (gross) ♦ Working interest on this acreage is typically >90% ♦ Able to add to this acreage position as there is little current activity in the area ▶ Currently drilling the Stark Brick #13 - H during 4Q17 ♦ Targets the White Clinton Sandstone, which is relatively shallow ♦ Employs enhanced plug and perf completion design with six stages and four clusters per stage ♦ D&C costs estimated to be $3.0 - $3.4mm ▶ If test well is successful, acreage position allows for significant expansion of drilling ♦ 210 identified locations, which can be substantially increased by working with state regulators on setback requirements 40 Northern ECOF Central ECOF Southern ECOF Drilled Inventory EVEP Acreage Stark Brick Unit #13 - H) East Canton Oil Field

41 Overview of Appalachia Undeveloped Inventory as of 6/30/17 Appalachia Well Schedule 7 4 5 6 6 4 8 1 22 27 13 13 2 2 4 3 8 8 40 7 2 2 3 5 5 5 210 247 179 151 50 7 33 40 32 32 46 227 250 181 151 50 50 100 150 200 250 PDNP PUD PROB POSS ▶ Clinton Horizontal opportunity locations are included, however their PV - 10 value is not reflective of potential enhanced well design Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017; i ncludes Michigan.

Current Undeveloped Inventory as of 6/30/17 (Appalachia) 42 ($ in thousands) NYMEX Strip PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR 17 $172 79 $8,464 61 $2,342 973 $35,144 20% - 30% IRR 10 168 - - 9 250 14 788 30% - 40% IRR - - - - - - - - 40%+ IRR 27 1,615 - - 4 527 - - Total 54 $1,956 79 $8,464 74 $3,119 987 $35,932 $65 WTI / $3.50 Henry Hub PDNP PUD PROB POSS Locations PV-10 Locations PV-10 Locations PV-10 Locations PV-10 10% - 20% IRR 19 $194 70 $1,605 96 $958 171 $4,675 20% - 30% IRR 18 464 81 50,005 10 1,185 80 4,087 30% - 40% IRR 1 8 33 10,949 53 8,435 537 71,335 40%+ IRR 28 1,968 - - 13 1,428 304 31,694 Total 66 $2,633 184 $62,559 172 $12,007 1,092 $111,790 Note: Mid - year 2017 reserves using NYMEX forward closing prices for oil and natural gas on October 31, 2017; i ncludes Michigan.

E. San Juan Basin

San Juan Basin 44 ▶ Mid - year 2017 1P reserves: 195 Bcfe ♦ 65% natural gas, 30% NGLs, 5% crude oil ♦ NYMEX PV - 10 of $102MM (90.9% PDP) ▶ Q3 YTD production : 21.8 Mmcfe /d ▶ ~83% working interest and ~ 69% net revenue interest in wells ▶ Net ~60,000 acres of Mancos/ Gallup formation ▶ Top 3 non - op operators: Benson - Montin - Greer , Samson Resources, Williams Production EVEP Working Interest Acreage (1) Upside locations include PDNP, PUD and PROB Land Summary Gross Acres EVEP Net Acres Upside Locations 1 208,286 104,532 56

F. Mid - Continent & Other Operating Areas

Mid - Continent (Non Operated) Counties with EVEP W orking Interest TX OK AR KS MO 46 ▶ Mid - year 2017 1P reserves: 41 Bcfe ♦ 65% natural gas, 25% crude oil, 10% NGLs ♦ NYMEX PV - 10 of $41MM (92.1% PDP) ▶ Q3 YTD production: 14.1 Mmcfe /d ▶ Position composed of small working interests across a number of operators ▶ Deep rights in some locations ▶ Top 3 non - op operators: Citation O&G, Sheridan, Chesapeake (1) Upside locations include PDNP, PUD and PROB Land Summary Gross Acres EVEP Net Acres Upside Locations 1 402,798 57,565 63

Other Operating Areas Permian ▶ Mid - year 2017 1P reserves: 25 Bcfe ♦ 53% NGLs, 38% natural gas, 9% crude oil ▶ Q3 YTD production: 3.9 Mmcfe /d ▶ Does not have any deep rights ▶ Only non - op partner: Vanguard Monroe ▶ Mid - year 2017 1P reserves: 32 Bcfe ♦ 100% natural gas ▶ Q3 YTD production : 4.5 Mmcfe /d ▶ Operated solely by EnerVest 47

III. Financial Overview

Summary Mid-Year Reserve Report Based Financial Projections

EVEP

($ in millions; except per unit figures)

Key Comments / Assumptions

- Projections based on the Loss OK reserve report
  - NYMEX strip pricing as of October 31, 2017
  - 2017 production and capex adjusted for decisions in the field (e.g., workovers) not reflected in the reserve report
- Other revenue includes net transportation and ORRI revenue
- LOE includes ad valorem taxes, direct operating expenses, and gathering and transportation expenses
- G&A estimates based on historical spend

	2017E FY	2018E FY	2019E FY	2020E FY	2021E FY	2022E FY
Net Total Production						
Oil (Mbbl)	1,343	1,666	2,149	2,208	2,078	1,964
Gas (MMcf)	41,747	41,356	42,099	40,913	40,767	41,807
NGL (Mbbl)	2,126	2,261	2,364	2,352	2,375	2,525
Total Net Production (MMcfe)	**62,558**	**64,923**	**69,178**	**68,276**	**67,486**	**68,742**
Net Daily Production						
Oil (Mbbl/d)	3.7	4.6	5.9	6.0	5.7	5.4
Gas (MMcf/d)	114.4	113.3	115.3	112.1	111.7	114.5
NGL (Mbbl/d)	5.8	6.2	6.5	6.4	6.5	6.9
Total Net Production (MMcfe/d)	**171.4**	**177.9**	**189.5**	**187.1**	**184.9**	**188.3**
Index Pricing						
WTI	$49.84	$54.08	$51.79	$50.56	$50.09	$50.18
HH	$3.09	$2.95	$2.90	$2.87	$2.88	$2.90
Realized Pricing						
Oil	$45.98	$49.55	$47.08	$45.98	$45.83	$45.70
Gas	$2.70	$2.60	$2.56	$2.54	$2.56	$2.58
NGL (% of Oil)	40%	42%	42%	42%	42%	42%
Revenues						
Oil	$61.8	$82.6	$101.2	$101.5	$95.3	$89.7
Gas	112.5	107.7	107.7	103.9	104.6	107.8
NGL	42.3	51.0	51.1	50.4	50.6	53.6
Hedge Gain / (Loss)	0.0	2.6	-	-	-	-
Other Revenue Gain / (Loss)	1.7	0.9	8.7	8.7	8.7	8.7
Total Revenue	**$218.4**	**$244.7**	**$268.7**	**$264.5**	**$259.1**	**$259.8**
Expenses						
LOE	101.4	88.2	90.1	84.1	78.2	78.7
Production Taxes	10.2	12.5	13.4	13.5	13.4	13.5
Cash G&A	24.6	25.2	25.2	25.2	25.2	25.2
Non-Cash G&A	5.6	6.7	6.7	6.7	6.7	6.7
Other[1]	(0.4)	-	-	-	-	-
Total Expenses	**$141.4**	**$132.6**	**$135.4**	**$129.6**	**$123.5**	**$124.1**
Adjusted EBITDA	**$82.6**	**$118.8**	**$140.0**	**$141.6**	**$142.2**	**$142.4**
Capex	29.7	68.6	86.8	65.8	81.6	92.8
Unlevered Free Cash Flow	**$52.9**	**$50.2**	**$53.2**	**$75.8**	**$60.6**	**$49.6**
G&A / mcfe	*$0.39*	*$0.39*	*$0.36*	*$0.37*	*$0.37*	*$0.37*
LOE / mcfe	*$1.62*	*$1.36*	*$1.30*	*$1.23*	*$1.16*	*$1.15*

Note: Summary Mid-Year Reserve Report Based Financial Projections were prepared based on estimates and projections as of November 17, 2017, and EVEP undertakes no obligation to correct or update any such estimates or projections.
(1) Inventory adjustment

49

2017 Guidance 50 ▶ EVEP provided the following guidance to the market in the Q4 2016 earnings release in March ▶ EVEP generally provides guidance only for the current fiscal year, and does not update quarterly ▶ Divested ~1,200 marginal wells in Ohio and Pennsylvania at the beginning of the 2 nd quarter (not reflected in the guidance at right) ♦ Natural gas and crude production guidance reduced 650 Mmcf and 15 Mbbls respectively, for 2Q – 4Q17 ♦ LOE and other reduced $1.2MM for 2Q – 4Q17 Key Comments 2017 Guidance ($ in millions) Net Production Natural Gas (Mmcf) 40,720 - 45,005 Crude Oil (Mbbls) 1,325 - 1,465 Natural Gas Liquids (Mbbls) 2,055 - 2,270 Total Mmcfe 61,000 - 67,415 Average Daily Production (Mmcfe/d) 167 - 185 Net Transportation Margin (a) $0.5 - $1.0 Average Price Differential vs NYMEX Natural Gas ($/Mcf) ($0.37) - ($0.25) Crude Oil ($/Bbl) ($5.40) - ($3.90) NGL (% of NYMEX Crude Oil) 34% - 38% Expenses Operating Expenses: LOE and other $98.1 - $108.5 Production Taxes (as % of revenue) 4.2% - 5.2% - General and administrative expense (b) $22.0 - $26.0 Capital Expenditures (c) $30.0 - $45.0 (a) Represents estimated transportation and marketing-related revenues less cost of purchased natural gas. (b) Excludes non-cash general and administrative expense, of which non-cash unit based compensation is a part, also excludes any amounts for future acquisition related due diligence and transaction costs. (c) Represents estimates for drilling and related capital expenditures. Does not include any amounts for acquisitions of oil and gas properties. Full Year 2017 (1) (2) (3) (1) Represents estimated transportation and marketing - related less cost of purchased natural gas (2) Excludes non - cash G&A , of which non - cash unit based comp is a part, also excludes any amounts for future acquisition related due diligence and transaction costs (3) Represents estimates for drilling and related capital expenditures. Does not include any amounts for acquisitions of oil and gas propert ies

Omnibus Fee Methodology “ EnerVest and the General Partner will determine the amount of general and administrative expenses that will be properly allocated to the Partnership in accordance with the terms of the Partnership Agreement which determination will be subject to approval by the Conflicts Committee” - 2006 Omnibus Agreement , Section 3.3(a) 51 ▶ Reviewed allocation of costs based upon several factors ♦ Reserves, production, well count, capital ▶ Discussed between EVEP and EnerVest management ▶ Retained Opportune, LLC to review EnerVest overall G&A ♦ Worked closely with EnerVest management and staff to obtain and review data ▶ Factored in contribution of EVEP through unit grants

G&A Summary ▶ 2017 G&A allocation of $14.1 million, as per the 2017 Omnibus Agreement 1 ♦ Including EVEP "direct compensation", represents ~18% of total estimated EnerVest costs ▶ 2017 Direct MLP cash G&A costs (Salaries, Insurance, Accounting, netting out Units Vesting etc.) projected at $10.0 million ▶ Total 2017 Cash G&A of $24.1 million = $0.38/ Mcfe 52 ( $ in millions, except rates) 2016 2017E Change Omnibus $15.9 $14.1 (11%) Expected Production ( Bcfe ) 70.6 64.0 (9) Omnibus Rate ($/ Mcfe ) $0.23 $0.22 (2) Additional Cash G&A above Omnibus 11.1 10.0 (10) Total Cash G&A $27.0 $24.1 (11%) Total Cash G&A Rate ($/ Mcfe ) 0.38 0.38 (2) Inst’l Funds EVEP Total 2P Reserves 86.1% 13.9% 100.0% 2P PV10 88.0% 12.0% 100.0% 2017 Production 83.0% 17.0% 100.0% Proportional Well Count 60.9% 39.1% 100.0% Employee Time Spent 66.1% 24.3% 100.0% 2017 Capex 95.6% 4.4% 100.0% Mean 18.4% 2017 Omnibus Review (1) Omnibus agreement based on projections as of February 2017; will not tie to current projections due to divestiture of OH/PA m arg inal well package

Proven Ability to Reduce Operating Costs $1.92 $1.81 $1.74 $1.69 $1.66 $1.56 $1.46 $1.00 $1.25 $1.50 $1.75 $2.00 2010 2011 2012 2013 2014 2015 2016 Total LOE per Mcfe($/Mcfe) ▶ By leveraging economies of scale in our major basins and maximizing operational efficiencies, we’ve built a record of continually reducing operating costs ♦ Among the lowest cost operators in all of our major basins Total LOE ($ / Mcfe ) 53

Case Study: Reducing OPEX on Acquired Assets 54 Barnett Shale Acquisition Note: LOE includes all operating expenses except gathering and production taxes. ▶ We seek to acquire mature, and often times, neglected assets in our existing operating areas and apply cost efficiency measures to increase margins ♦ To the right is an example of a 2011 acquisition in the Barnett Shale ▶ Gathering and transportation costs not included due to accounting difference between the seller and EVEP ♦ However , by renegotiating contracts, gathering per M cfe for this asset was reduced 25% from an average of $ 0.67/ M cfe during the first four years of operation (2012 – 2015), to $ 0.50/ M cfe in 2016

Capital Structure

($ in millions)

Capital Structure Summary

Issue	Amount Outstanding	Par Leverage	Market Price	Implied Market Value	Implied Market Leverage	Rate	Yield to Worst	Final Maturity
Credit Facility ($325mm Borrowing Base)	$263			$263		L+250-350		Jan-19/Feb-20
Total Secured Debt	**$263**	**3.0x**		**$263**	**3.0x**			
8.000% Notes due 2019	343		42.0	144		8.0%	84.3%	Apr-19
Total Debt	**$606**	**7.2x**		**$407**	**4.8x**			
Less: Cash	(14)			(14)				
Net Debt	**$592**	**7.0x**		**$393**	**4.6x**			
Market Capitalization	30			30				
Total Capitalization	**$623**	**7.4x**		**$423**	**5.0x**			

2017E EBITDA	**$83**
Cash	$14
Revolver Availability	62
Liquidity	**$76**

- Par leverage calculated using the par value of the notes
- Implied market leverage calculated using the market price of the notes

Credit Facility Covenants Summary

- Senior Secured Debt to EBITDAX: No greater than 4.0 for fiscal quarter ending December 31, 2017
- Total Debt to EBITDAX: no greater than (a) for the fiscal quarter ending March 31, 2018, 5.50 to 1.0, (b) for the fiscal quarters ending June 30, 2018 and September 30, 2018, 5.25 to 1.0 and (c) for the fiscal quarter ending December 31, 2018 and thereafter, 4.25 to 1.0
- EBITDAX to Cash Interest Expense: ratio to be no less than (a) for the fiscal quarters ending March 31, 2017 and June 30, 2017, 2.0 to 1.0 and (b) for the fiscal quarters ending September 30, 2017 and thereafter, 1.5 to 1.0
- Limits cash held by EVEP to the greater of 5% of the current borrowing base or $30.0 million

Note: Market values based on prices at October 31, 2017

55

Credit Facility Parties 56 Lender Current Commitment JP Morgan Chase Bank, N.A. $32.3 Wells Fargo Bank , N.A. $27.5 Citibank $27.5 Compass Bank $20.8 Comerica Bank $20.8 ING Capital $20.8 Royal Bank of Canad a $20.8 The Bank of Nova Scotia $20.8 U.S. Bank $20.8 Bank of America $20.8 Bank of America Credit Products $18.8 Angelo, Gordon & Co. $18.8 Frost National Bank $15.0 CIBC $15.0 Regions Bank $15.0 Amegy Bank (Zions) $10.0 Total $325.0 ($ in millions)

Commodity Hedging 57 Gas Volume Hedged (Mmcf/d ) Oil Volume Hedged ( MBbl /d ) Swap Collar ▶ 1.4 MBbl /d of ethane at $11.66 for 2017 ▶ 1.3 MBbl /d of propane at $30.55 for 4Q17 Costless Collars: $2.75 – $3.27 Swaps: $3.07 ▶ 1.3 MBbl /d of propane at $36.12 for 1Q18

Strategy Going Forward 58 ▶ Focus on managing and enhancing base business ♦ Operating and capital cost reductions ▶ Maintain strong liquidity position to manage through current environment ▶ Continue to evaluate long - life, producing properties in upstream A&D market ▶ Continue to focus on plan to reduce total leverage